Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

240 Greenwich Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

LENNAR CORPORATION

(Exact name of obligor as specified in its charter)

Delaware	95-4337490
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Name of Co-Registrant	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
308 Furman, Ltd.	Texas	01-0757175
360 Developers, LLC	Florida	03-0469008
Ann Arundel Farms, Ltd.	Texas	76-0594649
Aquaterra Utilities, Inc.	Florida	59-3674555
Asbury Woods L.L.C.	Illinois	36-4491586
Astoria Options, LLC	Delaware	26-3838861
Autumn Creek Development, Ltd.	Texas	76-0566381
Aylon, LLC	Delaware	74-3135055
Bainebridge 249, LLC	Florida	45-5434000
Bay Colony Expansion 369, Ltd.	Texas	01-0634897
BB Investment Holdings, LLC	Nevada	None
BCI Properties, LLC	Nevada	None
Bellagio Lennar, LLC	Florida	46-0560657
Belle Meade LEN Holdings, LLC	Florida	27-1137331
Belle Meade Partners, LLC	Florida	20-3287566
Black Mountain Ranch, LLC	California	05-0574025
BPH I, LLC	Nevada	36-4805238
Bramalea California, Inc.	California	95-3426206
CalAtlantic Group, LLC	Delaware	82-3291238
CalAtlantic Homes of Arizona, LLC	Delaware	86-0927144
CalAtlantic Homes of Georgia, LLC	Delaware	82-3201584
CalAtlantic Homes of Texas, LLC	Delaware	20-4356880
CalAtlantic Homes of Washington, LLC	Delaware	82-1659080
Cambria L.L.C.	Illinois	36-4343919
Cary Woods, LLC	Illinois	36-4511011
Casa Marina Development, LLC	Florida	55-0817596
Cherrytree II LLC	Maryland	75-2988548
CL Ventures, LLC	Florida	11-3728443
Coco Palm 82, LLC	Florida	35-2473155
Colonial Heritage LLC	Virginia	20-0646289
Concord Station, LLP	Florida	20-0986458
Coventry L.L.C.	Illinois	36-4511106
CP Red Oak Partners, Ltd.	Texas	20-1064026
CP Vertical Development Co. 1, LLC	Delaware	81-2226198
CPFE, LLC	Maryland	45-5433728
Creekside Crossing, L.L.C.	Illinois	43-2052256
Darcy-Joliet L.L.C.	Illinois	20-1290431
DBJ Holdings, LLC	Nevada	None
DTC Holdings of Florida, LLC	Florida	45-2118119
EV, LLC	Maryland	None
Evergreen Village LLC	Delaware	59-3801488
F&R QVI Home Investments USA, LLC	Delaware	20-8024189
Faria Preserve, LLC	Delaware	30-0884474
Fidelity Guaranty and Acceptance Corp.	Delaware	76-0168225
Fidelity Land, LLC	Florida	27-2136138
FLORDADE LLC	Florida	38-3832923

Fox-Maple Associates, LLC	New Jersey	43-1997377
Friendswood Development Company, LLC	Texas	74-2859478
Garco Investments, LLC	Florida	65-1151300
Greystone Construction, Inc.	Arizona	86-0864245
Greystone Homes of Nevada, Inc.	Delaware	88-0412604
Greystone Nevada, LLC	Delaware	88-0412611
Greywall Club L.L.C.	Illinois	20-1083688
Hammocks Lennar LLC	Florida	47-2295202
Harveston, LLC	Delaware	02-0613649
Haverton L.L.C.	Illinois	30-0057181
HCC Investors, LLC	Delaware	33-0770138
Heathcote Commons LLC	Virginia	20-1178932
Heritage of Auburn Hills, L.L.C.	Michigan	38-3395118
Hewitts Landing Trustee, LLC	Massachusetts	27-2909649
HTC Golf Club, LLC	Colorado	26-0312522
Inactive Companies, LLC	Florida	26-2094631
Independence L.L.C.	Virginia	76-0651137
Isles at Bayshore Club, LLC	Florida	27-2304291
Kendall Hammocks Commercial, LLC	Florida	30-0771295
Lagoon Valley Residential, LLC	California	20-2636836
Lakelands at Easton, L.L.C.	Maryland	03-0501970
LCD Asante, LLC	Delaware	26-1131090
Legends Club, LLC	Florida	48-1259544
Legends Golf Club, LLC	Florida	59-3691814
LEN Paradise Cable, LLC	Florida	27-2559480
LEN Paradise Operating, LLC	Florida	27-2559369
Len Paradise, LLC	Florida	27-0950511
Len X, LLC	Florida	26-3103505
LEN—Belle Meade, LLC	Florida	27-1077754
LEN-CG South, LLC	Florida	45-4599963
Lencraft, LLC	Maryland	20-1749015
LenFive Opco GP, LLC	Delaware	82-2601900
LenFive Sub III, LLC	Delaware	37-1824677
LenFive Sub Opco GP, LLC	Delaware	82-2600774
LenFive Sub, LLC	Delaware	37-1796755
LenFive, LLC	Delaware	47-5614749
LENH I, LLC	Florida	56-2349820
Len-Hawks Point, LLC	Florida	45-4049841
Lennar Aircraft I, LLC	Delaware	20-2424732
Lennar Arizona Construction, Inc.	Arizona	20-5335712
Lennar Arizona, LLC	Arizona	20-5335505
Lennar Associates Management Holding Company	Florida	31-1806357
Lennar Associates Management, LLC	Delaware	52-2257293
Lennar Avenue One, LLC	Delaware	46-1440494

Lennar Bridges, LLC	California	33-0843355
Lennar Buffington Colorado Crossing, L.P.	Texas	20-2002341
Lennar Buffington Zachary Scott, L.P.	Texas	20-1577414
Lennar Carolinas, LLC	Delaware	20-3150607
Lennar Central Region Sweep, Inc.	Nevada	65-1111068
Lennar Chicago, LLC	Illinois	36-3971759
Lennar Colorado Minerals LLC	Colorado	None
Lennar Colorado, LLC	Colorado	20-0451796
Lennar Communities Development, LLC	Delaware	86-0262130
Lennar Communities Nevada, LLC	Nevada	20-3035653
Lennar Communities of Chicago L.L.C.	Illinois	20-2036535
Lennar Communities, Inc.	California	33-0855007
Lennar Construction, Inc.	Arizona	86-0972186
Lennar Courts, LLC	Florida	46-3122365
Lennar Developers, Inc.	Florida	48-1259540
Lennar Flamingo, LLC	Florida	46-3111056
Lennar Fresno, LLC	California	33-1008718
Lennar Gardens, LLC	Florida	27-4501329
Lennar Georgia, LLC	Georgia	20-8892316
Lennar Greer Ranch Venture, LLC	California	33-0888370
Lennar Heritage Fields, LLC	California	27-3194383
Lennar Hingham Holdings, LLC	Delaware	20-2866090
Lennar Hingham JV, LLC	Delaware	20-2866001
Lennar Homes Holding, LLC	Delaware	16-1641233
Lennar Homes NJ, LLC	Delaware	45-2921631
Lennar Homes of Alabama, LLC	Delaware	87-3510927
Lennar Homes of Arizona, Inc.	Arizona	65-0163412
Lennar Homes of California, LLC	California	93-1223261
Lennar Homes of Idaho, LLC	Delaware	85-3763488
Lennar Homes of Indiana, LLC	Delaware	59-2367217
Lennar Homes of Tennessee, LLC	Delaware	32-0407237
Lennar Homes of Texas Land and Construction, Ltd.	Texas	75-2792018
Lennar Homes of Texas Sales and Marketing, Ltd.	Texas	75-2792019
Lennar Homes of Utah, LLC	Delaware	82-1439577
Lennar Homes, LLC	Florida	59-0711505
Lennar Imperial Holdings Limited Partnership	Delaware	20-2552367
Lennar Layton, LLC	Delaware	26-3797850
Lennar Lytle, LLC	Delaware	20-2374724
Lennar Mare Island, LLC	California	33-0789053
Lennar Marina A Funding, LLC	Delaware	27-0762082
Lennar Massachusetts Properties, Inc.	Delaware	20-2681100
Lennar Middletown, LLC	New Jersey	45-5441987
Lennar New Jersey Properties, Inc.	Delaware	20-2681142

Lennar New York, LLC	New York	20-3160452
Lennar Northeast Properties LLC	New Jersey	20-4874094
Lennar Northwest, LLC	Delaware	45-2978961
Lennar Pacific Properties Management, LLC	Delaware	30-0139878
Lennar Pacific Properties, LLC	Delaware	88-0412607
Lennar PI Acquisition, LLC	New Jersey	26-1531638
Lennar PI Property Acquisition, LLC	New Jersey	26-1531376
Lennar PIS Management Company, LLC	Delaware	26-3218984
Lennar Point, LLC	New Jersey	46-0534484
Lennar Port Imperial South, LLC	Delaware	20-2552353
Lennar Realty, Inc.	Florida	76-0683361
Lennar Reno, LLC	Nevada	22-3895412
Lennar Sacramento, Inc.	California	33-0794993
Lennar Sales Corp.	California	95-4716082
Lennar Spencer’s Crossing, LLC	Delaware	20-2906597
Lennar Title, Inc.	Maryland	52-1640103
Lennar Trading Company, LLC	Texas	72-1574089
Lennar West Valley, LLC	California	20-1342854
Lennar.com Inc.	Florida	65-0980149
LEN—Palm Vista, LLC	Florida	27-1077269
Len-Verandahs, LLP	Florida	20-3021304
LH Eastwind, LLC	Florida	20-0097714
LHI Renaissance, LLC	Florida	02-0680656
LMI Contractors, LLC	Delaware	80-0838150
LMI-JC Developer, LLC	Delaware	38-3875832
LMI-JC, LLC	Delaware	90-0843143
LMI-West Seattle, LLC	Delaware	37-1699874
LNC at Meadowbrook, LLC	Illinois	36-0026164
LNC at Ravenna, LLC	Illinois	41-2088272
LNC Communities II, LLC	Colorado	84-1317558
LNC Communities IV, LLC	Colorado	84-1512061
LNC Communities V, LLC	Colorado	84-1513989
LNC Communities VI, LLC	Colorado	84-1556776
LNC Communities VII, LLC	Colorado	84-1534329
LNC Communities VIII, LLC	Colorado	84-1553326
LNC Pennsylvania Realty, Inc.	Pennsylvania	23-2991585
Lori Gardens Associates II, LLC	New Jersey	20-1944492
Lori Gardens Associates III, LLC	New Jersey	20-1944674
Lori Gardens Associates, L.L.C.	New Jersey	76-0664697
Lorton Station, LLC	Virginia	76-0694499
LW D’Andrea, LLC	Delaware	20-4489534
Madrona Ridge L.L.C.	Illinois	20-0278584
Madrona Village L.L.C.	Illinois	36-4343916
Madrona Village Mews L.L.C.	Illinois	36-0026266
Majestic Woods, LLC	New Jersey	74-3001871

Mid-County Utilities, Inc.	Maryland	76-0610395
Mission Viejo 12S Venture, LP	California	33-0615197
Mission Viejo Holdings, Inc.	California	33-0785862
NC Properties I, LLC	Delaware	27-3443043
NC Properties II, LLC	Delaware	27-3443142
Northbridge L.L.C.	Illinois	36-4511102
OHC/Ascot Belle Meade, LLC	Florida	20-3276553
One SR, L.P.	Texas	75-3030507
Palm Gardens At Doral Clubhouse, LLC	Florida	26-0801736
Palm Gardens at Doral, LLC	Florida	20-3959088
Palm Vista Preserve, LLC	Florida	83-0426521
PD-Len Boca Raton, LLC	Delaware	20-8734358
PG Properties Holding, LLC	North Carolina	26-4059800
Pioneer Meadows Development, LLC	Nevada	20-0939113
Pioneer Meadows Investments, LLC	Nevada	20-0939094
POMAC, LLC	Maryland	11-3708149
Prestonfield L.L.C.	Illinois	36-4511103
Providence Lakes, LLP	Florida	20-1744772
PT Metro, LLC	Delaware	45-4508755
Quarterra Construction, LLC	Delaware	36-4747722
Quarterra Multifamily Communities, LLC	Delaware	45-2701002
Raintree Village II L.L.C.	Illinois	20-2118282
Raintree Village L.L.C.	Illinois	20-0090390
Renaissance Joint Venture	Florida	20-0035665
Reserve @ Pleasant Grove II LLC	New Jersey	90-0527127
Reserve @ Pleasant Grove LLC	New Jersey	90-0527123
Reserve at River Park, LLC	New Jersey	72-1537694
Rivendell Joint Venture	Florida	65-0843443
RMV, LLC	Maryland	None
Rutenberg Homes of Texas, Inc.	Texas	76-0215995
Rutenberg Homes, Inc.	Florida	76-0340291
Rye Hill Company, LLC	New York	20-0809495
Ryland Homes Nevada, LLC	Delaware	81-0600913
Ryland Homes of California, LLC	Delaware	95-2635472
S. Florida Construction II, LLC	Florida	72-1567303
S. Florida Construction III, LLC	Florida	72-1567302
S. Florida Construction, LLC	Florida	71-0949799
San Lucia, LLC	Florida	20-4372714
Schulz Ranch Developers, LLC	Delaware	20-4092311
Seminole/70th, LLC	Florida	56-2529886
Siena at Old Orchard L.L.C.	Illinois	20-1476765
Sierra Vista Communities, LLC	California	83-1652626
South Development, LLC	Florida	20-2581567
Southbank Holding, LLC	Florida	45-2420546
Spanish Springs Development, LLC	Nevada	76-0672277

SPIC Del Sur, LLC	Delaware	61-1694444
SPIC Dublin, LLC	Delaware	61-1763029
St. Charles Active Adult Community, LLC	Maryland	20-1659598
St. Charles Community, LLC	Delaware	82-2955101
Standard Pacific Investment, LLC	Delaware	26-2204627
Standard Pacific of Colorado, LLC	Delaware	94-3361834
Standard Pacific of Florida GP, LLC	Delaware	20-4356126
Standard Pacific of Florida, LLC	Florida	26-4786185
Standard Pacific of Las Vegas, LLC	Delaware	20-2834287
Standard Pacific of Orange County, LLC	Delaware	None
Standard Pacific of Tampa, LLC	Florida	81-0579276
Standard Pacific of the Carolinas, LLC	Delaware	59-3483072
Stoney Holdings, LLC	Florida	27-5428554
Stoneybrook Clubhouse, Inc.	Florida	76-0555539
Stoneybrook Joint Venture	Florida	59-3386329
Strategic Holdings, Inc.	Nevada	91-1770357
Strategic Technologies, LLC	Florida	65-0523605
Summerfield Venture L.L.C.	Illinois	20-0753624
TCO QVI, LLC	Delaware	45-3568663
Temecula Valley, LLC	Delaware	43-1971997
Terra Division, LLC	Minnesota	None
The Baywinds Land Trust	Florida	11-6591848
The Bridges at Rancho Santa Fe Sales Company, Inc.	California	33-0886703
The Bridges Club at Rancho Santa Fe, Inc.	California	33-0867612
The LNC Northeast Group, Inc.	Delaware	54-1774997
The Preserve at Coconut Creek, LLC	Florida	20-3287825
TI Lot 8, LLC	Delaware	85-1093290
Treasure Island Holdings, LLC	Delaware	38-3984534
Treviso Holding, LLC	Florida	45-1961704
U.S. Home of Arizona Construction, LLC	Arizona	74-2402824
U.S. Home Realty, Inc.	Texas	76-0136964
U.S. Home, LLC	Delaware	52-2227619
U.S.H. Realty, Inc.	Maryland	74-2765031
USH - Flag, LLC	Florida	26-3984776
USH Equity Corporation	Nevada	76-0450341
USH - Leasing II, LLC	Delaware	82-0624883
USH LEE, LLC	Florida	27-5368263
UST Lennar GP PIS 10, LLC	Delaware	26-3219799
UST Lennar GP PIS 7, LLC	Delaware	26-3219172
UST Quarterra HW Scala SF Joint Venture	Delaware	26-3262077
Vineyard Point 2009, LLC	California	26-4562548
WCI Communities, LLC	Delaware	27-0601855
WCI, LLC	Delaware	27-0472098
WCP, LLC	South Carolina	51-0461143

West Lake Village, LLC	New Jersey	23-2861558
West Seattle Project X, LLC	Delaware	35-2460935
West Van Buren L.L.C.	Illinois	36-4347398
Westchase, Inc.	Nevada	91-1954138
Willowbrook Investors, LLC	New Jersey	76-0687252
Woodbridge Multifamily Developer I, LLC	Delaware	45-2921413
Wright Farm, L.L.C.	Virginia	76-0629136

5505 Blue Lagoon Drive Miami, Florida (Address of principal executive offices)	33126 (Zip code)

Debt Securities

and Guarantees of Debt Securities

(Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of the Department of Financial Services of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	550 17th Street, NW Washington, D.C. 20429

The Clearing House Association L.L.C.	100 Broad Street New York, N.Y. 10004

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”).

1.

A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-261533).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-229519).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 13th day of January, 2023.

THE BANK OF NEW YORK MELLON

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of 240 Greenwich Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2022, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar amounts in thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	3,792,000
Interest-bearing balances	116,157,000
Securities:
Held-to-maturity securities	57,255,000
Available-for-sale debt securities	86,452,000
Equity securities with readily determinable fair values not held for trading	1,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	0
Securities purchased under agreements to resell	7,901,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases held for investment	33,860,000
LESS: Allowance for loan and lease losses	144,000
Loans and leases held for investment, net of allowance	33,716,000
Trading assets	7,533,000
Premises and fixed assets (including capitalized leases)	2,838,000
Other real estate owned	3,000
Investments in unconsolidated subsidiaries and associated companies	1,309,000
Direct and indirect investments in real estate ventures	0
Intangible assets	6,875,000
Other assets	20,822,000

Total assets	344,654,000

LIABILITIES
Deposits:
In domestic offices	194,373,000
Noninterest-bearing	85,878,000
Interest-bearing	108,495,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	107,970,000
Noninterest-bearing	4,897,000
Interest-bearing	103,073,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	0
Securities sold under agreements to repurchase	3,815,000
Trading liabilities	3,907,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	365,000
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	8,323,000

Total liabilities	318,753,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	11,906,000
Retained earnings	17,582,000
Accumulated other comprehensive income	-4,722,000
Other equity capital components	0
Total bank equity capital	25,901,000
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	25,901,000

Total liabilities and equity capital	344,654,000

I, Emily Portney, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Emily Portney

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Robin A. Vance Frederick O. Terrell Joseph J. Echevarria	Directors